[TETONS GRAPHIC  OMITTED]
GABELLI LOGO:

THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.

ANNUAL REPORT
DECEMBER 31, 2002

[GRAPHIC  OMITTED]
GABELLI LOGO

THE GABELLI
CONVERTIBLE AND
INCOME SECURITIES
FUND INC.

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
HART BOOK:
GLOBAL
CONVERTIBLE
INVESTING

FROM THE GABELLI PRESS:
GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

[MARIO GABELLI PHOTO OMITTED]

[GRAPHIC OMITTED]
GABELLI LOGO

TO OUR SHAREHOLDERS,

      Convertible stocks and bonds are hybrid securities. Because they can be converted into common stock, performance will be impacted by the dominant trend in the equity markets. However, due to their significantly higher yield, performance is also influenced by the direction of the bond market. With the stock market tumbling through the first three quarters of 2002, the equity characteristic of converts continued to restrain performance. With the market rallying in the fourth quarter, the equity characteristic of converts enhanced returns. Through full-year 2002, the strong bond market helped support convertible securities prices. We invest in converts we believe to have two-thirds the upside potential of the underlying stock and one-third the downside risk. The Gabelli Convertible and Income Securities Fund (the "Fund") declined 6.50% for the year but outpaced the Standard & Poor's ("S&P") 500 Index, which declined 22.09% during 2002.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
--------------------------------------------------------------------------------

                                                                   SINCE
                                                QUARTER         INCEPTION (B)    10 YEAR      5 YEAR       3 YEAR      1 YEAR
                                                -------         ------------     -------      ------       ------      ------
   Gabelli Convertible and Income
     Securities Fund NAV Return (c) .........    6.64%             7.39%          6.21%        3.14%        (0.22)%     (6.50)%
   Gabelli Convertible and Income Securities
     Fund Investment Return (d) .............  (16.25)%            3.51%(e)        N/A(e)      5.87%         2.88%     (14.24)%

   S&P 500 Index ............................    8.43%            10.29%          9.34%       (0.58)%      (14.54)%    (22.09)%
   Lipper Convertible Securities
     Fund Average ...........................    6.34%             9.31%          8.03%        3.15%        (4.97)%     (7.99)%

   (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
   (b)  From commencement of investment operations on July 3, 1989.
   (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at NAV on the ex-dividend date and adjustments for rights offerings, and are net of expenses. Since Inception return based on initial net asset value of $10.00.
   (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since Inception return based on an initial offering price of $11.25.
   (e) The Fund converted to closed-end status on March 31, 1995 and had no operating history on the New York Stock Exchange prior to that date.
--------------------------------------------------------------------------------

RIGHTS OFFERING 2002 - AN OUTSTANDING SUCCESS - THANK YOU

      The Convertible and Income Securities Fund's Rights Offering proved to be an overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

      Shareholders of record on November 14, 2002 were issued one Right for each share of the Fund. Three Rights were required to purchase one additional share of the Fund at $8.00 per share without incurring commission costs. Shareholders remitted $53 million in subscription requests, of which the Fund retained $22 million for the 2,763,961 shares offered.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have gained a portion of the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through December 16, 2002.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Fund's underlying portfolio) or a discount to (lower than) net asset value. Of the 545 closed-end funds in the U.S., approximately 23% currently trade at premiums to NAV versus 32% five years ago and 49% ten years ago.

      Ideally, the Fund's market price will generally track the NAV. The Fund's premium or discount to NAV fluctuates over time. Over our Fund's 8-year history as a closed-end fund, the range fluctuated from a 31% premium in August 2002 to a 17% discount in April 2000. Beginning in early 2001, the market price of the Fund has exceeded the NAV.

      "Mr. Market" often provides opportunities to invest at a discount. The Fund has undertaken various initiatives to narrow the discount when appropriate through distribution policies, share repurchase programs and use of leverage.

      The Fund's long-term investment goal is to seek a high level of total return through a combination of current income and capital appreciation. We believe that our securities selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 7.4% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Fund is not likely to be sustainable.

PREMIUM/DISCOUNT SINCE CONVERSION TO A CLOSED-END FUND

        December 31, 2002
        -----------------
Net Asset Value       $8.44
Market Price          $8.55
Premium                1.30%

[GRAPH OMITTED]
PLOT POINTS FOLLOW

Premium/Discount
 0
 0.0099
-0.0761
-0.0978
-0.0334
-0.0903
-0.1056
-0.0657
-0.0701
-0.0957
-0.0263
-0.0650
-0.1064
-0.0802
-0.1071
-0.1507
-0.0953
-0.1465
-0.1460
-0.1318
-0.1497
-0.1492
-0.1652
-0.1399
-0.1310
-0.1577
-0.1622
-0.1593
-0.1322
-0.1470
-0.1538
-0.1321
-0.1557
-0.1432
-0.1017
-0.0956
-0.0882
-0.0733
-0.0815
-0.0950
-0.0620
-0.0848
-0.1485
-0.0705
-0.0372
-0.0325
-0.0175
-0.0315
-0.0745
-0.0275
-0.1027
-0.0909
-0.0689
-0.0991
-0.1019
-0.0842
-0.0948
-0.1525
-0.0735
-0.1207
-0.1480
-0.1497
-0.1734
-0.1454
-0.1263
-0.1128
-0.1230
-0.1022
-0.1553
-0.1088
-0.0893
-0.0300
 0.0096
 0.0039
 0.0202
 0.0207
 0.0337
 0.0316
 0.0590
 0.1202
 0.1169
 0.1167
 0.1156
 0.1061
 0.0959
 0.1067
 0.0584
 0.1702
 0.1458
 0.1127
 0.2126
 0.2896
 0.1607
 0.0418
 0.0130

8.00% CUMULATIVE PREFERRED STOCK - REDEMPTION

      As authorized by the Board of Directors, the Fund is redeeming the remaining 50% (600,000 Shares) of its outstanding 8.00% Cumulative Preferred Stock. The redemption date is February 11, 2003 and the redemption price is $25.25 per Preferred Share, which consists of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.25 per Preferred Share.

      From and after the redemption date, the Preferred Shares to be redeemed will no longer be deemed outstanding, dividends will cease to accrue and all the rights of the Preferred Shareholders with respect to the Preferred Shares to be redeemed will cease, except the right to receive the redemption price. Shareholders of record will be mailed a redemption notice and letter of transmittal. The redemption price will be paid only to shareholders of record who complete and sign the letter of transmittal and submit certificates for the number of Preferred Shares being redeemed.

      In addition, the Fund filed an initial registration statement to issue additional preferred stock in the future. The actual amount of capital to be raised, the dividend rate and the timing of any new offering will be determined at a later date. Any offering will be made only by means of a prospectus.

      The Fund's 8.00% Cumulative Preferred Stock paid its last cash distribution on December 26, 2002 of $0.50 per share. For the twelve-months ended December 31, 2002, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, gained 8.8% during the fourth quarter but lost 8.6% for the year. As an asset class, convertibles performed as expected. In 2002, they outperformed all of the major equity indices due to their defensive fixed income characteristics and higher income yields. For the year, the Nasdaq Composite Index dropped 31.5%, the S&P 500 Index fell 22.1% and the Dow Jones Industrial Average declined 15.0%. For the quarter, these indices were up 13.9%, 8.4% and 10.5% respectively. The year as a whole was characterized by a flight to quality as the AA1 rated Merrill Lynch Government/Corporate Bond Index gained 10.9%. However, during the fourth quarter, this index gained only 1.6% as investors once again became willing to embrace riskier assets. Conversely, the B1 rated Merrill Lynch U.S. High Yield Master II Index, which was down

1.9% for the year, rose by 6.9% during the quarter as credit spreads tightened from 1,026 basis points to 871 basis points and equity market volatility fell. Equity market volatility, as measured by the Chicago Board Option Exchange OEX Volatility Index, declined from 44% to 32% during the quarter. It had been as high as 50% in July. These trends were reflected in the convertible market as speculative grade convertibles significantly outperformed their investment-grade counterparts during the quarter gaining 13.7% versus 4.7%, respectively. The domestic convertible market is composed of 40% speculative grade credits, 48% investment grade credits and 12% non-rated credits.

      As expected, weak equity performance in 2002 caused the average conversion premium to expand as convertibles outperformed their underlying equities. During the year, this premium rose from 56% to 98%. At the same time, the average current yield rose from 3.8% to 4.3% while the credit quality deteriorated to BB+ from BBB-.

      In 2002, the size of the convertible market fell by 3% to $212 billion despite positive net new issuance of $24 billion. This was due to poor price performance. Weak equity markets stunted the new issue market, which fell by 49% to $55 billion from last year's record high of $105 billion. New issue activity is expected to grow modestly in 2003 as companies seek capital for growth, lock in low interest rates and continue to mend balance sheets. Accounting issues (i.e. "bifurcation") and the proposed legislation regarding dividends are not expected to have a major impact on the market. Redemptions, which totalled $31 billion this year, are expected to moderate slightly next year to about $25 billion. Redemptions will come from about $11 billion in matured or called securities, $10 billion via puts, and $4 billion from buying back out of the money convertibles.

      All of the major industrial sectors rose during the quarter lead by Materials (+20.6%), Technology (+19.6%) and Telecommunications (+19.2%). The Materials sector benefited from gains by Sealed Air, which reached an agreement concerning asbestos-related lawsuits, and Freeport McMoRan, which rallied on higher precious metals prices. This sector was the second strongest of the year ending up 7.4%. The Technology sector was propelled in the quarter by strong gains from Corning, Nortel Networks and Lucent, but ended the year down 11.6%. The Telecom sector was driven by gains from Alltel and Verizon Communications, which helped to soften the 14% loss for the year. The worse performing sector for the year was Utilities (-32.9%), which was hit by the poor performance of issues like Calpine, Duke Energy and Mirant, but even this sector showed improvement in the fourth quarter gaining 2.6%. In the year ahead, convertibles should benefit from a combination of attractive current income, continued credit spread tightening and capital appreciation.

COMMENTARY

AND NOW, YOUR LOCAL WEATHER

      Weathermen tend to hedge their bets. When they are really not quite sure what kind of weather to expect, their next day forecast is either "partly cloudy" or "partly sunny." I've never understood the distinction between these two forecasts, but appreciate the fact that often the best weathermen don't really know which way the wind blows. The same can be said for economists and market prognosticators.

      As we prepare this letter, the economic picture is either partly cloudy or partly sunny. The clouds come in several forms: poor Christmas retail sales indicating the consumer may be running out of gas; an ongoing capital spending drought; and rapidly rising oil prices resulting from fear of a supply disruption if we go to war with Iraq and the general strike in Venezuela that has crippled oil production.

      However, there are also some rays of sunshine, most notably historically low interest rates still working through the system, the continued health of the critical housing and auto sectors, the possibility of the passage of the Bush Administration's aggressive economic stimulus package, and the potential for lower oil prices resulting from a successful resolution of the Iraq problem and Venezuelan supply coming back to market.

      Although consumers pulled back this Christmas, we think they will continue to spend enough to sustain the economic recovery until corporate managers regain confidence and start investing in their businesses again. We believe the changing of the guard in the Bush Administrations economic team foreshadowed a commitment to further economic stimulus. Everything seems to be on the table in the latest proposed economic package, including accelerated tax cuts to businesses and individuals and the elimination of the double taxation on dividends. We are also confident that America and its allies will succeed in their goal of ending Saddam Hussein's reign in Iraq, helping bring oil prices lower and removing a very real threat to a global economic recovery.

      Will this be enough economic sunshine to support a stock market picnic? In our opinion, yes, but it will be a modest affair with stocks making grudging progress in the year ahead.

A STABLE BOND MARKET

      In our opinion, modest economic growth in the year ahead bodes well for corporate bonds as well as stocks. While interest rate risk may increase somewhat as the economic recovery unfolds, a firmer economy will likely reduce the credit risk for corporate bonds. Our conclusion is that the corporate bond market will be relatively stable in the year ahead.

INVESTMENT SCORECARD

      Standard Motor Products, Hilton Hotels and Thermo Electron were top performers in the Fund for 2002. Telecommunications and media converts were among our best and worst performing holdings this year. Nextel Communications, Granite Broadcasting and Times Mirror convertibles finished near the top of our performance list while Broadwing, Cablevision, and Rogers Communications were among our biggest disappointments.

LET'S TALK CONVERTS

      The following are specifics on selected convertible holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (CZN) (5.00% CV. PFD.) is one of the nation's top three largest independent local exchange carriers with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc., a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on expanding profit margins and strengthening its balance sheet by using the strong free cash flow of its local phone operations as well as proceeds from the sale of the remaining utility operations to pay down debt.

FRANKLIN RESOURCES INC. (BEN) (ZERO COUPON, 05/11/31) is a financial holding company that provides investment advisory and management services through its Franklin, Templeton, Mutual Series, Bissett, and Fiduciary investment management groups as well as banking services though its banking/finance segment. The company has $261 billion in assets under management across a wide-range of investment products and styles. Finally, the company operates in 51 offices in 28 countries, and is focused on further expanding its international investment management business, particularly as pension systems are reformed in numerous countries around the world.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/16/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Hilton's hotel system includes approximately 2,000 properties totaling over 334,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group Plc (HG.L - $2.69 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

NEXTEL  COMMUNICATIONS INC. (NXTL) (5.25%,  01/15/10;  6.00%,  06/01/11;  4.75%,
07/01/07) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected over the next few months and, if approved, would significantly strengthen Nextel's competitive position.

NORTHROP GRUMMAN CORP. (NOC) (7.00% CV. PFD.) is a defense technologies company, specializing in electronics and systems integration. Their products are at the heart of the network-centric integrated battle management systems of modern warfare. The Global Hawk unmanned aerial reconnaissance system is one of their most recent products. They also produce nearly 60% of the Pentagon's airborne radar systems and are well positioned in missile defense. After acquiring Litton Industries and Newport News, the company is now the world's largest naval shipbuilder, with expertise in every class of nuclear and non-nuclear vessel. In July 2002, TRW, the aerospace and information technology company, agreed to be acquired for $7.8 billion in stock. The deal, which closed in December 2002, will make Northrop a leader in military satellites, missile systems, and systems integration.

ROBBINS & MYERS INC. (RBN) (SUB. DEB. CV., 6.50%, 09/01/03) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, food and beverage. Recently the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6% to 8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. Management's use of its strong cash flow to make complementary acquisitions makes Robbins & Myers an attractive company in a consolidating industry.

SEALED AIR CORP. (SEE) ($2.00 CV. PFD.) manufactures and sells protective and specialty packaging products to a diverse group of customers throughout the world - reaching about 80% of the word's population. It has an equity market capitalization of $3.2 billion. Sealed Air's largest product segment, food packaging, produces Cryovac shrink films, absorbent pads and foam trays used by food processors and supermarkets. Its protective and specialty packaging segments produce Bubble Wrap, Instapak foam, Jiffy envelopes and Rapid Fill inflatable packaging systems. At the end of November, Sealed Air announced a pending settlement of asbestos-related claims related to its 1998 purchase of W.R. Grace & Co's Cryovac packaging business. The company said it would contribute $732.8 million in stock and cash to creditors of W.R. Grace, starting December 21 and ending on the effective date of the W.R. Grace reorganization. The stock surged more than 50% on the news. With the stock at $37.30, the convertible preferred trades at $42.60 on a 29% conversion premium and 4.69% current yield.

SEQUA CORP. (SQA) ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical, printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of aftermarket parts for the overhaul and repair of jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through December 31, 2002, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Fund distributed $0.15 per share on December 24, 2002. The next distribution is scheduled for March 2003.

      Under the policy, distributions are made at the annual rate of 8% of the average of the calendar quarter-end net assets of the Fund's common stock at December 2001 and March, June, and September 2002. The Fund normally distributes $0.20 per share to common stock shareholders at quarter-end in March, June, and September. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 8% of the average net assets to be distributed (8% of the average net assets less the cumulative amount paid in March, June, and September) or the distribution required by IRS regulations. Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                             FEBRUARY                              MARCH                   APRIL
                             --------                              -----                   -----
      1st Tuesday            Howard Ward                           Howard Ward             Howard Ward
      1st Wednesday          Walter Walsh & Laura Linehan          Caesar Bryan            Charles Minter & Martin Weiner
      2nd Wednesday          Caesar Bryan                          Susan Byrne             Susan Byrne
      3rd Wednesday          Elizabeth Lilly                       Henry Van der Eb        Ivan Arteaga
      4th Wednesday          Barbara Marcin                        Barbara Marcin          Walter Walsh & Laura Linehan
      5th Wednesday                                                                        Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      True to form, convertible securities held up relatively well as the stock market slumped through the first three quarters of 2002. As the market rallied in the fourth quarter, convertible securities' equity characteristics enhanced portfolio returns. If, as we anticipate, stocks make modest progress and the corporate bond market remains stable in the year ahead, convertible securities should produce positive returns.


                                          Sincerely,

                                          /S/MARIO J. GABELLI
                                          MARIO J. GABELLI
                                          President and Chief Investment Officer
February 10, 2003
--------------------------------------------------------------------------------
                          SELECTED CONVERTIBLE HOLDINGS
                                DECEMBER 31, 2002
                          -----------------------------

Citizens Communications Co. (5.00% Cv. Pfd.)                         Northrop Grumman Corp. (7.00% Cv. Pfd.)
Franklin Resources Inc. (Cv., Zero Coupon, 05/11/31)                 Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)                 Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)                         Sequa Corp. ($5.00 Cv. Pfd.)
Nextel Communications Inc. (Sub. Deb. Cv., 5.25%, 01/15/10)          Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

  PRINCIPAL                                                    MARKET
   AMOUNT                                         COST          VALUE
 ----------                                     --------      ---------
            CONVERTIBLE CORPORATE BONDS -- 34.3%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 7.6%
            GenCorp Inc., Sub. Deb. Cv.,
$ 1,150,000    5.750%, 04/15/07 (b) .......  $  1,150,000   $    977,500
    450,000    5.750%, 04/15/07 ...........       412,290        382,500
  8,900,000 Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...........     7,163,755      6,886,375
                                             ------------   ------------
                                                8,726,045      8,246,375
                                             ------------   ------------
            AVIATION: PARTS AND SERVICES -- 4.1%
  4,676,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...........     4,446,500      4,453,890
                                             ------------   ------------
            BUSINESS SERVICES -- 3.5%
    900,000 BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(c) ...       882,893              0
     10,000 First Data Corp., Cv.,
               2.000%, 03/01/08 ...........         9,953         11,300
  3,000,000 Franklin Resources Inc., Cv.,
               Zero Coupon, 05/11/31 ......     1,768,357      1,785,000
    600,000 Navistar Financial Corp.,
               Sub. Deb. Cv.,
               4.750%, 04/01/09 ...........       533,275        459,750
  1,900,000 Trans-Lux Corp., Sub. Deb. Cv.,
               7.500%, 12/01/06 ...........     1,835,713      1,520,000
                                             ------------   ------------
                                                5,030,191      3,776,050
                                             ------------   ------------
            CABLE -- 0.6%
    400,000 Adelphia Communications Corp.,
               Sub. Deb. Cv.,
               3.250%, 05/01/21+ (c) ......       127,000         35,000
  3,200,000 Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...........     2,001,331        588,000
                                             ------------   ------------
                                                2,128,331        623,000
                                             ------------   ------------
            COMPUTER SOFTWARE AND SERVICES -- 0.2%
    350,000 QuadraMed Corp.,
               Sub. Deb. Cv.,
               5.250%, 05/01/05 ...........       275,389        213,937
                                             ------------   ------------
            CONSUMER PRODUCTS -- 0.5%
    550,000 Standard Commercial Corp.,
               Sub. Deb. Cv.,
               7.250%, 03/31/07 ...........       482,082        540,375
                                             ------------   ------------
            CONSUMER SERVICES -- 0.1%
  1,100,000 Ogden Corp., Sub. Deb. Cv.,
               6.000%, 06/01/03+ (c) ......     1,090,087         93,500
                                             ------------   ------------
            DIVERSIFIED INDUSTRIAL -- 0.5%
    500,000 GATX Corp., Cv.,
               7.500%, 02/01/07 (b) .......       500,000        540,000
                                             ------------   ------------
            ELECTRONICS -- 4.8%
  2,500,000 Agere Systems Inc.,
               Sub. Deb. Cv.,
               6.500%, 12/15/09 ...........     2,469,505      1,959,375
  1,100,000 Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ...........       889,714        668,250
    100,000 Solectron Corp., Cv.,
               Zero Coupon, 05/08/20 ......        54,036         61,875
  2,500,000 Thermo Electron Corp.,
               Sub. Deb. Cv.,
               4.000%, 01/15/05 ...........     2,412,526      2,481,250
                                             ------------   ------------
                                                5,825,781      5,170,750
                                             ------------   ------------

  PRINCIPAL                                                    MARKET
   AMOUNT                                         COST          VALUE
 ----------                                     --------      ---------
            ENERGY AND UTILITIES -- 1.3%
 $  388,000 Devon Energy Corp.,
               Sub. Deb. Cv.,
               4.950%, 08/15/08 ...........  $    382,208   $    392,365
  1,600,000 Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 ...........     1,164,248        602,000
    511,000 Moran Energy Inc.,
               Sub. Deb. Cv.,
               8.750%, 01/15/08 ...........       357,912        452,874
                                             ------------   ------------
                                                1,904,368      1,447,239
                                             ------------   ------------
            EQUIPMENT AND SUPPLIES -- 1.4%
  1,550,000 Robbins & Myers Inc.,
               Sub. Deb. Cv.,
               6.500%, 09/01/03 ...........     1,544,221      1,551,937
                                             ------------   ------------
            HEALTH CARE -- 1.2%
     50,000 Apogent Technologies Inc., Cv.,
               2.250%, 10/15/21 (b) .......        51,512         51,688
     30,000 Invitrogen Corp., Sub. Deb. Cv.,
               5.500%, 03/01/07 ...........        27,928         27,825
            IVAX Corp., Sub. Deb. Cv.,
  1,000,000    5.500%, 05/15/07 ...........       887,428        893,750
    400,000    4.500%, 05/15/08 (b) .......       328,594        331,000
    150,000 Sabratek Corp., Sub. Deb. Cv.,
               6.000%, 04/15/05+ (c) ......        84,763              0
                                             ------------   ------------
                                                1,380,225      1,304,263
                                             ------------   ------------
            HOTELS AND GAMING -- 5.1%
  5,801,000 Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...........     5,332,664      5,583,463
                                             ------------   ------------
            PAPER AND FOREST PRODUCTS -- 0.2%
    200,000 Riverwood International Corp.,
               Sub. Deb. Cv.,
               6.750%, 09/15/03 ...........       199,945        220,000
                                             ------------   ------------
            PUBLISHING -- 0.1%
    200,000 Times Mirror Co.,
               Sub. Deb. Cv.,
               Zero Coupon, 04/15/17 ......       110,886        137,750
                                             ------------   ------------
            RETAIL -- 0.0%
     60,000 Costco Companies Inc.,
               Sub. Deb. Cv.,
               Zero Coupon, 08/19/17 ......        44,423         41,850
     10,000 School Specialty Inc.,
               Sub. Deb. Cv.,
               6.000%, 08/01/08 ...........        10,175          9,700
                                             ------------   ------------
                                                   54,598         51,550
                                             ------------   ------------
            TELECOMMUNICATIONS -- 1.2%
     80,000 Amnex Inc., Sub. Deb. Cv.,
               8.500%, 09/25/49+ (b)(c) ...        71,773              0
            Bell Atlantic Corp., Cv.,
     90,000    4.250%, 09/15/05 ...........        94,821         94,331
    600,000    4.250%, 09/15/05 (b) .......       598,341        631,500
  1,000,000 NTL Inc., Sub. Deb. Cv.,
               5.750%, 12/15/09+ (c) ......       429,921        175,000
    500,000 Rogers Communications Inc.,
               Sub. Deb. Cv.,
               2.000%, 11/26/05 ...........       415,529        380,000
                                             ------------   ------------
                                                1,610,385      1,280,831
                                             ------------   ------------

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

  PRINCIPAL                                                    MARKET
   AMOUNT                                          COST         VALUE
 ----------                                      --------     --------
            CONVERTIBLE CORPORATE BONDS -- (CONTINUED)
            WIRELESS COMMUNICATIONS -- 1.9%
            Nextel Communications Inc., Cv.,
 $  100,000    6.000%, 06/01/11 (b) .......  $     66,945   $     86,250
    450,000    6.000%, 06/01/11 ...........       343,025        388,125
  1,500,000    5.250%, 01/15/10 ...........       994,034      1,083,750
    100,000    4.750%, 07/01/07 ...........        70,050         83,875
  1,100,000 United States Cellular Corp.,
               Sub. Deb. Cv.,
               Zero Coupon, 06/15/15 ......       748,202        365,750
                                             ------------   ------------
                                                2,222,256      2,007,750
                                             ------------   ------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS .............    42,863,954     37,242,660
                                             ------------   ------------
   SHARES
   ------
            CONVERTIBLE PREFERRED STOCKS -- 19.2%
            AEROSPACE -- 1.0%
      8,500 Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B ....       990,420      1,048,560
                                             ------------   ------------
            AUTOMOTIVE -- 0.7%
      4,000 Ford Motor Co. Capital Trust II,
               6.500% Cv. Pfd. ............       192,705        163,400
            General Motors Corp.,
     14,000    5.250% Cv. Pfd., Ser. B ....       350,000        323,400
     12,000    4.500% Cv. Pfd., Ser. A ....       300,000        293,160
                                             ------------   ------------
                                                  842,705        779,960
                                             ------------   ------------
            AVIATION: PARTS AND SERVICES -- 3.5%
     54,000 Coltec Capital Trust,
               5.250% Cv. Pfd. ............     2,282,375      1,597,720
     30,000 Sequa Corp.,
               $5.00 Cv. Pfd. .............     2,297,667      2,220,000
                                             ------------   ------------
                                                4,580,042      3,817,720
                                             ------------   ------------
            BROADCASTING -- 0.9%
        100 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a) (b) .............     1,000,000      1,020,000
                                             ------------   ------------
            BUSINESS SERVICES -- 1.3%
     14,000 Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (a) (b) ............     1,400,000      1,428,000
     20,000 Key3Media Group,
               5.500% Cv. Pfd. (a) ........       500,000            811
                                             ------------   ------------
                                                1,900,000      1,428,811
                                             ------------   ------------
            CABLE -- 1.0%
     55,000 CVC Equity Securities Trust I,
               6.500% Cv. Pfd. ............     1,247,443      1,102,750
                                             ------------   ------------
            DIVERSIFIED INDUSTRIAL -- 0.4%
      2,400 GATX Corp.,
               $2.50 Cv. Pfd. .............       335,070        300,000
            WHX Corp.,
     28,000    6.500% Cv. Pfd., Ser. A+ ...       216,762        103,600
     10,000    $3.75 Cv. Pfd., Ser. B+ ....        45,523         38,200
                                             ------------   ------------
                                                  597,355        441,800
                                             ------------   ------------

  PRINCIPAL                                                    MARKET
   AMOUNT                                         COST          VALUE
 ----------                                     --------      ---------
            ENERGY AND UTILITIES -- 0.3%
      3,000 AES Trust III,
               6.750% Cv. Pfd. ............  $     42,830   $     45,600
        500 Cinergy Corp.,
               9.500% Cv. Pfd. ............        25,025         27,700
      2,500 FPL Group Inc.,
               8.500% Cv. Pfd. ............       125,000        138,400
     22,000 Semco Capital Trust II,
               11.000% Cv. Pfd. ...........       202,290        117,920
                                             ------------   ------------
                                                  395,145        329,620
                                             ------------   ------------
            ENTERTAINMENT -- 1.5%
      2,000 Metromedia International Group Inc.,
               7.250% Cv. Pfd.+ (a) .......        26,611          3,800
     60,000 Rainbow Equity Securities Trust II,
               6.250% Cv. Pfd. ............     1,179,555      1,205,400
     24,000 Six Flags Inc.,
               7.250% Cv. Pfd. ............       441,970        390,000
                                             ------------   ------------
                                                1,648,136      1,599,200
                                             ------------   ------------
            PAPER AND FOREST PRODUCTS -- 2.8%
     70,000 Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A .....     2,261,134      2,982,000
                                             ------------   ------------
            REAL ESTATE -- 0.1%
      5,000 Innkeepers USA Trust,
               8.625% Cv. Pfd., Ser. A ....       123,288        121,000
                                             ------------   ------------
            TELECOMMUNICATIONS -- 4.9%
      1,500 ALLTEL Corp.,
               7.750% Cv. Pfd. ............        66,547         76,995
     15,000 Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ....       408,702        315,000
     78,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ............     3,855,676      3,705,000
      1,000 Lucent Technologies
               Capital Trust I,
               7.750% Cv. Pfd. ............       756,750        410,000
      1,100 Lucent Technologies Inc.,
               8.000% Cv. Pfd. ............       961,000        541,750
     12,000 Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III ...       471,755        244,800
                                             ------------   ------------
                                                6,520,430      5,293,545
                                             ------------   ------------
            WIRELESS COMMUNICATIONS -- 0.8%
     12,000 Allen Telecom Inc.,
               7.750% Cv. Pfd., Ser. D ....       596,350        888,000
                                             ------------   ------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ............    22,702,448     20,852,966
                                             ------------   ------------
            COMMON STOCKS -- 2.3%
            AVIATION: PARTS AND SERVICES -- 0.1%
      9,000 Kaman Corp., Cl. A ............       106,563         99,000
                                             ------------   ------------
            BROADCASTING -- 0.1%
     35,000 Granite Broadcasting Corp.+ ...        37,187         71,750
                                             ------------   ------------
            CABLE -- 0.0%
     10,000 UnitedGlobalCom Inc., Cl. A+ ..        91,270         24,000
                                             ------------   ------------

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                               MARKET
   SHARES                                         COST          VALUE
 ----------                                     --------      ---------
            COMMON STOCKS -- (CONTINUED)
            ENERGY AND UTILITIES -- 1.1%
      3,500 AGL Resources Inc. ............  $     62,300   $     85,050
     10,000 BP plc, ADR ...................       384,270        406,500
      3,000 CH Energy Group Inc. ..........        83,900        139,890
        105 KCS Energy Inc.+ ..............           139            180
     10,000 NiSource Inc.+ ................        20,000         22,200
     25,000 Northeast Utilities ...........       474,141        379,250
     10,000 Progress Energy Inc., CVO+ ....         5,200          1,600
      2,200 SJW Corp. .....................       213,919        171,710
                                             ------------   ------------
                                                1,243,869      1,206,380
                                             ------------   ------------
            EQUIPMENT AND SUPPLIES -- 0.3%
    100,000 Fedders Corp. .................       444,766        283,000
                                             ------------   ------------
            FINANCIAL SERVICES -- 0.3%
     20,000 Argonaut Group Inc. ...........       435,711        295,000
                                             ------------   ------------
            FOOD AND BEVERAGE -- 0.0%
      3,609 Chiquita Brands
               International Inc.+ ........        99,993         47,855
                                             ------------   ------------
            RETAIL -- 0.4%
      5,000 Gucci Group NV, ADR ...........       455,270        458,000
                                             ------------   ------------
            SATELLITE -- 0.0%
     10,000 Loral Space &
               Communications Ltd.+ .......        24,969          4,300
                                             ------------   ------------
            TELECOMMUNICATIONS -- 0.0%
      2,000 AT&T Corp. ....................        40,934         52,220
                                             ------------   ------------
            WIRELESS COMMUNICATIONS -- 0.0%
         49 Winstar Communications Inc.+ ..           438              0
                                             ------------   ------------
             TOTAL
              COMMON STOCKS ...............     2,980,970      2,541,505
                                             ------------   ------------
            PREFERRED STOCKS -- 1.3%
            BROADCASTING -- 1.1%
      2,127 Granite Broadcasting Corp.,
               12.750% Pfd. ...............       879,780      1,169,850
                                             ------------   ------------
            PUBLISHING -- 0.2%
      9,777 News Corp. Ltd., Pfd., ADR ....       189,209        221,449
                                             ------------   ------------
             TOTAL
              PREFERRED STOCKS ............     1,068,989      1,391,299
                                             ------------   ------------
  PRINCIPAL
   AMOUNT
  --------
            CORPORATE BONDS -- 0.4%
            BROADCASTING -- 0.0%
 $   15,000 Granite Broadcasting Corp.,
               Sub. Deb.,
               8.875%, 05/15/08 ...........         7,961         12,375
                                             ------------   ------------
            WIRELESS COMMUNICATIONS -- 0.4%
    400,000 Nextel Communications Inc.,
               9.500%, 02/01/11 ...........       281,520        362,000
                                             ------------   ------------
             TOTAL
              CORPORATE BONDS .............       289,481        374,375
                                             ------------   ------------
                                                               MARKET
   SHARES                                         COST          VALUE
 ----------                                     --------      ---------
            WARRANTS -- 0.0%
            BUSINESS SERVICES -- 0.0%
     87,500 Interep National Radio
               Sales Inc.,
               expires 05/06/07+ (a) ......  $          0   $          0
            CONSUMER PRODUCTS -- 0.0%
      4,331 Pillowtex Corp.,
               expires 11/24/09+ ..........       120,955             43
                                             ------------   ------------
             TOTAL WARRANTS ...............       120,955             43
                                             ------------   ------------
  PRINCIPAL
   AMOUNT
  --------
            U.S.  GOVERNMENT  OBLIGATIONS  -- 42.5%
$46,109,000 U.S.  Treasury Bills,
               1.087% to 1.659%++,
               01/02/03 to 03/27/03 .......    46,040,113     46,040,442
                                             ------------   ------------
TOTAL INVESTMENTS -- 100.00% ..............  $116,066,910   $108,443,290

OTHER ASSETS IN EXCESS OF LIABILITIES ...................        330,950

PREFERRED STOCK
  (600,000 preferred shares outstanding) ................    (15,000,000)
                                                            ------------
NET ASSETS -- COMMON STOCK
  (11,113,431 common shares outstanding) ................   $ 93,774,240
                                                            ============
NET ASSET VALUE PER COMMON SHARE
   ($93,774,240 / 11,113,431 shares outstanding) ........          $8.44
                                                                   =====
  -------------
             For Federal tax purposes:
             Aggregate cost .............................   $117,414,901
                                                            ============
             Gross unrealized appreciation ..............   $  2,326,107
             Gross unrealized depreciation ..............    (11,297,718)
                                                            ------------
             Net unrealized depreciation ................   $ (8,971,611)
                                                            ============
  -------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $5,065,938 or 4.67% of total investments.
(c)   Bond in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
ASSETS:
  Investments, at value (cost $116,066,910) ....................   $108,443,290
  Cash .........................................................          3,278
  Dividends and interest receivable ............................        998,705
  Receivable for investments sold ..............................        187,963
                                                                   ------------
  TOTAL ASSETS .................................................    109,633,236
                                                                   ------------
LIABILITIES:
  Dividends payable ............................................         20,000
  Payable for investments purchased ............................        164,010
  Payable for investment advisory fees .........................         62,646
  Payable to custodian .........................................          5,197
  Payable for legal and audit ..................................         40,800
  Payable for shareholder communications expense ...............         33,605
  Payable for offering expenses ................................        443,949
  Payable for payroll expenses .................................         60,146
  Other accrued expenses and liabilities .......................         28,643
                                                                   ------------
  TOTAL LIABILITIES ............................................        858,996
                                                                   ------------
PREFERRED STOCK:
  Cumulative Preferred Stock (8.00%,
    $25 liquidation value, $0.001 par value,
    2,000,000 shares authorized with 600,000
    shares issued and outstanding) .............................     15,000,000
                                                                   ------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS ..................................   $ 93,774,240
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ..................................   $     11,113
  Additional paid-in capital ...................................    104,240,469
  Accumulated distributions in excess of net
    investment income ..........................................       (162,155)
  Accumulated net realized loss on investments,
    securities sold short and foreign
    currency transactions ......................................     (2,691,567)
  Net unrealized depreciation on investments ...................     (7,623,620)
                                                                   ------------
  TOTAL NET ASSETS .............................................   $ 93,774,240
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($93,774,240 / 11,113,431 shares outstanding;
    100,000,000 shares authorized of
    $0.001 par value) ..........................................          $8.44
                                                                          =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $9,308) ...................    $ 1,416,544
  Interest .....................................................      3,800,428
                                                                    -----------
  TOTAL INVESTMENT INCOME ......................................      5,216,972
                                                                    -----------
EXPENSES:
  Investment advisory fees .....................................        687,016
  Payroll ......................................................        108,134
  Shareholder services fees ....................................         82,262
  Shareholder communications expenses ..........................         71,721
  Directors' fees ..............................................         67,452
  Legal and audit fees .........................................         62,201
  Accounting fees ..............................................         34,800
  Custodian fees ...............................................         33,792
  Miscellaneous expenses .......................................         44,566
                                                                    -----------
  TOTAL EXPENSES ...............................................      1,191,944
                                                                    -----------
  NET INVESTMENT INCOME ........................................      4,025,028
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  SECURITIES SOLD SHORT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments, securities sold
    short and foreign currency transactions ....................       (485,993)
  Net change in unrealized depreciation on
    investments ................................................     (5,783,094)
                                                                    -----------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
    SECURITIES SOLD SHORT AND FOREIGN
    CURRENCY TRANSACTIONS ......................................     (6,269,087)
                                                                    -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................     (2,244,059)
                                                                    -----------
  Total Distributions to Preferred
    Stock Shareholders .........................................     (2,253,300)
                                                                    -----------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ..................................    $(4,497,359)
                                                                    ===========

                                STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                           DECEMBER 31,          DECEMBER 31,
                                                                                               2002                  2001
                                                                                           -----------           -----------
OPERATIONS:
  Net investment income ...............................................................    $ 4,025,028           $ 5,317,865
  Net realized gain (loss) on investments, securities sold short and
    foreign currency transactions .....................................................       (485,993)            1,598,603
  Net change in unrealized appreciation/depreciation on investments,
    securities sold short and foreign currency transactions ...........................     (5,783,094)              932,372
                                                                                           -----------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................     (2,244,059)            7,848,840
                                                                                           -----------           -----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ...............................................................     (2,253,300)           (1,417,106)
  Net realized short-term gain on investments and foreign currency transactions .......             --              (176,060)
  Net realized long-term gain on investments and foreign currency transactions ........             --              (806,834)
                                                                                           -----------           -----------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................     (2,253,300)           (2,400,000)
                                                                                           -----------           -----------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ...............................     (4,497,359)            5,448,840
                                                                                           -----------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ...............................................................     (2,225,314)           (3,753,230)
  Net realized short-term gain on investments and foreign currency transactions .......             --              (546,918)
  Net realized long-term gain on investments and foreign currency transactions ........             --            (2,093,023)
  Return of capital ...................................................................     (3,885,345)                   --
                                                                                           -----------           -----------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................     (6,110,659)           (6,393,171)
                                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment
    of dividends and distributions and rights offering in 2002 ........................     24,307,879             2,952,833
                                                                                           -----------           -----------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .............................     24,307,879             2,952,833
                                                                                           -----------           -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS .........................................................     13,699,861             2,008,502
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period .................................................................     80,074,379            78,065,877
                                                                                           -----------           -----------
  End of period (including undistributed net investment income of
    $0 and $314,002, respectively) ....................................................    $93,774,240           $80,074,379
                                                                                           ===========           ===========


                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

      Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. The Fund continues to maintain its investment objective of seeking a high level of total return through a combination of current income and capital appreciation. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available.

      The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' prior notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2002, the Fund held no forward foreign exchange contracts.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Distributions to shareholders of the Fund's 8.00% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      For the year ended December 31, 2002, reclassifications were made to decrease accumulated undistributed net investment loss for $3,862,774 and to increase accumulated net realized loss on investments, securities sold short and foreign currency transactions for $17,429 with an offsetting adjustment to additional paid-in capital.

      The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                                YEAR ENDED                          YEAR ENDED
                                                             DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                      -----------------------------       ------------------------------
                                                         COMMON           PREFERRED        COMMON             PREFERRED
                                                      ----------         ----------       ----------          ----------
       DISTRIBUTIONS PAID FROM:
       Ordinary income
         (inclusive of short term capital gains) ..   $2,225,314         $2,253,300       $4,295,980          $1,593,166
       Net long term capital gains ................           --                 --        2,097,191             806,834
       Non-taxable return of capital ..............    3,885,345                 --               --                  --
                                                      ----------         ----------       ----------          ----------
       Total distributions paid ...................   $6,110,659         $2,253,300       $6,393,171          $2,400,000
                                                      ==========         ==========       ==========          ==========

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ......   $ (1,343,575)
                  Net unrealized depreciation ................     (8,971,611)
                  Other ......................................       (162,156)
                                                                 ------------
                  Total accumulated loss .....................   $(10,477,342)
                                                                 ============

      Other is primarily due to dividends payable and defaulted interest.

      The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $1,343,575. The capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2010.

      Differences between amounts reported on a tax basis and those reported on a GAAP basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average daily net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2002, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 31, 2002, Gabelli & Company, Inc. and its affiliates received $16,332 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

      The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2002 aggregated $36,501,654 and $38,459,377, respectively.

5. CAPITAL. The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 shares of common stock (par value $0.001).

      On November 14, 2002, the Fund distributed one transferable right for each of the 8,291,884 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $8.00 per share. The subscription period expired on December 16, 2002. The rights offering was fully subscribed resulting in the issuance of 2,763,961 common shares and proceeds of $22,111,688 to the Fund, prior to the deduction of estimated expenses of $450,000. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.20 per share as a result of the issuance.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in common stock were as follows:

                                                YEAR ENDED                YEAR ENDED
                                             DECEMBER 31, 2002          DECEMBER 31, 2001
                                          -----------------------     --------------------
                                            Shares       Amount        Shares     Amount
                                          ---------   -----------     -------   ----------
Shares issued in rights offering .......  2,763,961   $21,661,688          --           --
Shares issued upon reinvestment
  of dividends and distributions .......    274,753     2,646,191     286,972   $2,952,833
                                          ---------   -----------     -------   ----------
Net increase ...........................  3,038,714   $24,307,879     286,972   $2,952,833
                                          =========   ===========     =======   ==========


      The Adviser has been authorized to repurchase on behalf of the Fund up to 500,000 shares of Common Stock of the Fund in the open market, whenever the shares are trading at a discount of 10% or more from the net asset value of the shares. For the year ended December 31, 2002, the Fund did not repurchase any shares of Common Stock. All shares of Common Stock repurchased have been retired.

      In addition, the Fund has been authorized to issue up to 2,000,000 shares of Preferred Stock of which 1,200,000 shares have been designated as $0.001 par value 8% Cumulative Preferred Stock. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act and by the Shares' Articles Supplementary. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirement could restrict the Fund's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. The Preferred Stock is callable at the redemption price at the option of the Fund after May 15, 2002. This Cumulative Preferred Stock introduced leverage into the capital structure of the Fund. This leverage tends to magnify both the risks and opportunities to Common Shareholders. On November 12, 2002, theFund redeemed 50% (600,000 shares) of its outstanding 8% Cumulative PreferredStock at the redemption price of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.2555 per Preferred Share. At December 31, 2002, the 600,000 shares of 8% Cumulative Preferred Stock outstanding accrued dividends in the amount of $20,000. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The Fund shall not declare dividends or make other distributions on 600,000 shares of Common Stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of Common Stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Cumulative Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

6. SUBSEQUENT EVENT. The Fund, as authorized by the Board of Directors, redeemed the remaining 50% (600,000 Shares) of its outstanding 8.00% Cumulative Preferred Stock. The redemption date was February 11, 2003 and the redemption price was $25.25 per Preferred Share, which consisted of $25.00 per Preferred Share plus accumulated and unpaid dividends through the redemption date of $0.25 per Preferred Share.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A FUND COMMON SHARE                                             YEAR ENDED DECEMBER 31,
  OUTSTANDING THROUGHOUT EACH PERIOD:                             ----------------------------------------------------
  OPERATING PERFORMANCE:                                            2002       2001       2000       1999       1998

    Net asset value, beginning of period .......................  $   9.92   $  10.02   $  11.40   $  11.45   $  11.48
                                                                  --------   --------   --------   --------   --------
    Net investment income ......................................      0.49       0.68       0.72       0.51       0.53
    Net realized and unrealized gain (loss) on investments .....     (0.76)      0.32      (0.52)      0.77       0.65
                                                                  --------   --------   --------   --------   --------
    Total from investment operations ...........................     (0.27)      1.00       0.20       1.28       1.18
                                                                  --------   --------   --------   --------   --------
  DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
    Net investment income ......................................     (0.28)     (0.18)     (0.13)     (0.11)     (0.13)
    Net realized gain on investments ...........................        --      (0.12)     (0.17)     (0.19)     (0.17)
                                                                  --------   --------   --------   --------   --------
    Total distributions to preferred stock shareholders ........     (0.28)     (0.30)     (0.30)     (0.30)     (0.30)
                                                                  --------   --------   --------   --------   --------
    NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
      COMMON STOCK SHAREHOLDERS RESULTING
      FROM OPERATIONS ..........................................     (0.55)      0.70      (0.10)      0.98       0.88
                                                                  --------   --------   --------   --------   --------
  DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
    Net investment income ......................................     (0.27)     (0.48)     (0.57)     (0.39)     (0.39)
    Net realized gain on investments ...........................        --      (0.33)     (0.73)     (0.64)     (0.53)
    Paid-in capital ............................................     (0.48)        --         --         --         --
                                                                  --------   --------   --------   --------   --------
    Total distributions to common stock shareholders ...........     (0.75)     (0.81)     (1.30)     (1.03)     (0.92)
                                                                  --------   --------   --------   --------   --------
  CAPITAL SHARE TRANSACTIONS:
    Increase in net asset value from
      common stock share transactions ..........................      0.02       0.01       0.02         --       0.01
    Decrease in net asset value from
      shares issued in rights offering .........................     (0.20)        --         --         --         --
                                                                  --------   --------   --------   --------   --------
    NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
      SHAREHOLDERS, END OF PERIOD ..............................  $   8.44   $   9.92   $  10.02   $  11.40   $  11.45
                                                                  ========   ========   ========   ========   ========
    Net asset value total return + .............................     (7.0)%       7.0%       0.0%       9.4%       8.3%
                                                                  ========   ========   ========   ========   ========
    Market value, end of period ................................  $   8.55   $  10.90   $   9.13   $  10.56   $  11.25
                                                                  ========   ========   ========   ========   ========
    Total investment return ++ .................................    (14.2)%      29.1%     (1.7)%       3.2%      18.4%
                                                                  ========   ========   ========   ========   ========
  RATIOS AND SUPPLEMENTAL DATA:
    Net assets plus liquidation value of preferred shares,
      end of period (in 000's) .................................  $108,774   $110,074   $108,066   $120,179   $120,726
    Net assets attributable to common shares,
      end of period (in 000's) .................................  $ 93,774   $ 80,074   $ 78,066   $ 90,179   $ 90,726
    Ratio of net investment income to average
      net assets attributable to common stock ..................      5.32%      6.58%      6.49%      4.35%      4.54%
    Ratio of operating expenses to average
      net assets attributable to common stock ..................      1.58%      1.46%      1.48%      1.80%      1.83%
    Ratio of operating expenses to average total net assets
      including liquidation value of preferred shares ..........      1.15%      1.07%      1.10%      1.36%      1.38%
    Portfolio turnover rate ....................................        56%        59%       169%       175%      149%
PREFERRED STOCK:
    Liquidation value, end of period (in 000's) ................  $ 15,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000
    Total shares outstanding (in 000's) ........................       600      1,200      1,200      1,200      1,200
    Asset coverage .............................................       725%       367%       360%       401%       402%
    Asset coverage per share ...................................  $ 181.29   $  91.72   $  90.05   $ 100.15   $ 100.60
    Liquidation preference per share ...........................  $  25.00   $  25.00   $  25.00   $  25.00   $  25.00
    Average market value (a) ...................................  $  25.83   $  25.80   $  24.31   $  25.36   $  26.84

----------------------------

+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
(a) Based on weekly prices.

                See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (formerly The Gabelli Convertible Securities Fund, Inc.) (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                /S/PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Convertible and Income Securities Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

                                TERM OF      NUMBER OF
                               OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)              LENGTH OF      COMPLEX
   ADDRESS 1                     TIME       OVERSEEN BY             PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                    SERVED 2      DIRECTOR               DURING PAST FIVE YEARS                HELD BY DIRECTOR
----------------               ----------   -------------           -----------------------              -------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI             Since 1989**        22        Chairman of the Board and Chief Executive     Director of Morgan Group
Director, President and                                    Officer of Gabelli Asset Management Inc. and  Holdings, Inc. (holding
Chief Investment Officer                                   Chief Investment Officer of Gabelli Funds,    company); Vice Chairman
Age: 60                                                    LLC and GAMCO Investors, Inc.;                of Lynch Corporation
                                                           Chairman and Chief Executive Officer of       (diversified manufacturing)
                                                           Lynch Interactive Corporation (multimedia
                                                           and services)

KARL OTTO POHL               Since 1992**        31        Member of the Shareholder Committee of        Director of Gabelli Asset
Director                                                   Sal Oppenheim Jr. & Cie (private invest-      Management Inc. (investment
Age: 73                                                    ment bank); Former President of the           management); Chairman,
                                                           Deutsche Bundesbank and Chairman of its       Incentive Capital and
                                                           Central Bank Council (1980-1991)              Incentive Asset Management
                                                                                                         (Zurich); Director at Sal
                                                                                                         Oppenheim, Jr. & Cie,
                                                                                                         Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI               Since 1989*          7        Chief Executive Officer of Cerutti            Director of Lynch
Director                                                   Consultants, Inc.; Adviser, Iona College      Corporation
Age: 63                                                    School of Business

ANTHONY J. COLAVITA 4        Since 1989***       33        President and Attorney at Law in the law              --
Director                                                   firm of Anthony J. Colavita, P.C.
Age: 67

DUGALD A. FLETCHER           Since 1989*          2        President, Fletcher & Company, Inc.;          Director of Harris and
Director                                                   Former Director and Chairman and              Harris Group, Inc. (venture
Age: 73                                                    Chief Executive Officer of Binnings           capital)
                                                           Building Products, Inc. (1997)

ANTHONY R. PUSTORINO         Since 1989*         17        Certified Public Accountant; Professor                --
Director                                                   Emeritus, Pace University
Age: 77

WERNER J. ROEDER, MD 4       Since 2001**        26        Medical Director of Lawrence Hospital                 --
Director                                                   and practicing private physician
Age: 62

ANTHONIE C. VAN EKRIS        Since 1992***       18        Managing Director of BALMAC                           --
Director                                                   International, Inc.
Age: 68

SALVATORE J. ZIZZA           Since 1991***        9        Chairman, Hallmark Electrical Supplies        Director of Hollis Eden
Director                                                   Corp.; Former Executive Vice President of     Pharmaceuticals
Age: 57                                                    FMG Group (OTC), a healthcare provider;
                                                           Former President and Chief Executive Officer
                                                           of the Lehigh Group Inc., (electrical supply
                                                           wholesaler); an interior construction company,
                                                           through 1997

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                                TERM OF      NUMBER OF
                               OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)              LENGTH OF      COMPLEX
   ADDRESS 1                     TIME       OVERSEEN BY             PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                    SERVED 2      DIRECTOR               DURING PAST FIVE YEARS                HELD BY DIRECTOR
----------------               ----------   -------------           -----------------------              -------------------
OFFICERS:
---------
BRUCE N. ALPERT              Since 1989          --        Executive Vice President and Chief Operating          --
Vice President and                                         Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                                  an officer of all mutual funds advised by
Age: 51                                                    Gabelli Funds, LLC and its affiliates
                                                           Director and President of the Gabelli Advisors,
                                                           Inc.

PETER W. LATARTARA           Since 1998          --        Vice President of the Fund since 1998. Vice           --
Vice President                                             President of Gabelli & Company, Inc.
Age: 35                                                    from 1996.

JAMES E. MCKEE               Since 1995          --        Vice President, General Counsel and Secretary         --
Secretary                                                  of Gabelli Asset Management Inc. since 1999
Age: 39                                                    and GAMCO Investors, Inc. since 1993; Secretary
                                                           of all mutual funds advised by Gabelli Advisers,
                                                           Inc. and Gabelli Funds, LLC.

--------------------------

1 Address:One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Fund's 2004 Annual Meeting of  Shareholders  and until their successors are duly elected and qualified.
*** - Term expires at the Fund's 2005 Annual Meeting of  Shareholders  and until their successors are duly elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4 Represents holders of the Fund's 8.00% Cumulative Preferred Stock.

--------------------------------------------------------------------------------
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?

     The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2002

CASH DIVIDENDS AND DISTRIBUTIONS
                                                   TOTAL AMOUNT         ORDINARY                              DIVIDEND
         PAYABLE               RECORD                  PAID            INVESTMENT          RETURN OF        REINVESTMENT
          DATE                  DATE                 PER SHARE           INCOME           CAPITAL (B)          PRICE
        --------              --------             ------------        ----------         -----------       ------------

COMMON SHARES
        03/25/02              03/15/02                $0.2000            $0.0759            $0.1241           $10.3170
        06/24/02              06/14/02                 0.2000             0.0712             0.1288             9.9465
        09/24/02              09/16/02                 0.2000             0.0712             0.1288             9.4145
        12/24/02              12/12/02                 0.1500             0.0534             0.0966             8.7000
                                                      -------            -------            -------
   Total Common Stock                                 $0.7500            $0.2717            $0.4783

PREFERRED SHARES
        03/26/02              03/19/02                $0.5000            $0.5000
        06/26/02              06/19/02                 0.5000             0.5000
        09/26/02              09/19/02                 0.5000             0.5000
        12/26/02              12/18/02                 0.5000             0.5000
                                                      -------            -------
  Total Preferred Stock                               $2.0000            $2.0000

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2002 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL
    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.4783 per share return of capital in 2002 on common shares.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. TREASURY SECURITIES INCOME
    The Fund paid to common and preferred shareholders ordinary income dividends of $0.4014 and $2.00 per share, respectively, in 2002. For 2002, 31.40% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The percentage of ordinary income dividends paid by the Fund during 2002 derived from U.S. Treasury Securities was 11.43%. However, it should be noted that the Convertible and Income Securities Fund did not hold more than 50% of its assets in U.S. Treasury Securities at the end of each calendar quarter during 2002.

                 HISTORICAL DISTRIBUTION SUMMARY -- COMMON STOCK
                                     SHORT-TERM     LONG-TERM                                      ADJUSTMENT
                     INVESTMENT       CAPITAL        CAPITAL         RETURN OF         TOTAL           TO
                     INCOME (A)      GAINS (A)        GAINS         CAPITAL (B)    DISTRIBUTIONS  COST BASIS (C)
                     ----------      ---------      ---------       -----------    -------------  --------------
2002 ...............  $0.2717              --             --          $0.4783        $0.7500           $0.4783
2001 ...............   0.4755         $0.0695        $0.2650               --         0.8100                --
2000 ...............   0.5661          0.3267         0.4072               --         1.3000                --
1999 ...............   0.3899          0.4459         0.1942               --         1.0300                --
1998 ...............   0.3866          0.2413         0.2921               --         0.9200                --
1997 ...............   0.3969          0.2285         0.3346               --         0.9600                --
1996 ...............   0.4900          0.1416         0.1034               --         0.7350                --
1995 ...............   0.5574          0.2041         0.3595           0.0290         1.1500            0.0290
1994 ...............   0.5730          0.1150         0.2120               --         0.9000                --
1993 ...............   0.5610          0.2000         0.6640               --         1.4250                --
1992 ...............   0.6540          0.0900         0.1320               --         0.8760                --
1991 ...............   0.7060          0.1120         0.0470               --         0.8650                --
1990 ...............   0.6900              --             --               --         0.6900                --
1989 ...............   0.1150              --             --               --         0.1150                --

               HISTORICAL DISTRIBUTION SUMMARY -- PREFERRED STOCK
2002 ...............  $2.0000              --             --               --        $2.0000                --
2001 ...............   1.1808         $0.1468        $0.6724               --         2.0000                --
2000 ...............   0.8685          0.5041         0.6274               --         2.0000                --
1999 ...............   0.7571          0.8657         0.3772               --         2.0000                --
1998 ...............   0.8405          0.5246         0.6349               --         2.0000                --
1997 ...............   0.5082          0.2926         0.4270               --         1.2278                --
--------------------------

(a) Taxable as ordinary income for Federal tax purposes.
(b) Non-taxable.
(c) Decrease in cost basis.
(d) On November 14, 2002, the Company distributed Rights equivalent to $0.10 per share based upon full subscription of all issued shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Convertible and Income Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible and Income Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible and Income Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible and Income Securities Fund. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible and Income Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then current market price of the Convertible and Income Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible and Income Securities Fund valued at market price. If the Convertible and Income Securities Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Convertible and Income Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible and Income Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible and Income Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Convertible and Income Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible and Income Securities Fund.


--------------------------------------------------------------------------------
   The Annual Meeting of The Gabelli Convertible and Income Securities Fund Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 12, 2003, at The Bruce Museum, One Museum Drive, in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  VICE PRESIDENT/MEDICAL AFFAIRS,
  LAWRENCE HOSPITAL CENTER

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        ________     _______________
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:    11,113,431        600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.


--------------------------------------------------------------------------------
    For general information about the Gabelli Funds,
    call 800-GABELLI (800-422-3554), fax us at
    914-921-5118, visit Gabelli Funds' Internet
    homepage at: WWW.GABELLI.COM,
    or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Gabelli Convertible and Income Securities Fund Inc. may from time to time purchase shares of its common stock in the open market when The Gabelli Convertible and Income Securities Fund Inc. shares are trading at a discount of 10% or more from the net asset value of the shares. The Gabelli Convertible and Income Securities Fund Inc. may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCS-AR-12/02